UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2020

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 300

Houston, Texas 77084

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.03 Material Modification to Rights of Security Holders.

On May 22, 2020, Gulf Island Fabrication, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “2020 annual meeting”).  At the 2020 annual meeting, the results of which are set forth in Item 5.07 below, the Company’s shareholders approved an amendment to the Company’s amended and restated articles of incorporation (the “articles of incorporation”) to declassify the Company’s board of directors (the “Board”), as further described in Proposal 2 in, and Annex A to, the Company’s 2020 proxy statement, as filed with the Securities and Exchange Commission on April 7, 2020 (the “2020 Proxy Statement”).

The amendment to the articles of incorporation to declassify the Board impacts the rights of the holders of the Company’s shares of common stock.  The articles of incorporation previously provided that the Board was divided into three classes, each of which serves for staggered three-year terms. In connection with the approval of the amendment to the articles of incorporation to declassify the Board, beginning with the Company’s 2022 annual meeting of shareholders, the Board will be completely declassified and all directors will be elected on an annual basis to serve one-year terms expiring at the next annual meeting. In addition, if there is a vacancy on the Board because the number of directors is increased or otherwise at or following the 2020 annual meeting, any director elected or appointed to fill such vacancy will hold office for a term expiring at the next annual meeting. In all cases, each director will hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

In connection with the amendment to the articles of incorporation to declassify the Board, the Board approved conforming amendments to the by-laws to reflect the phase-in of the declassification of the Board, effective only upon the acceptance of the articles of incorporation by the Secretary of State of the State of Louisiana. The articles of incorporation were filed and accepted by the Secretary of State of the State of Louisiana on May 22, 2020 giving effect to the amendments to the articles of incorporation and by-laws.

The foregoing summaries of the amendments to the articles of incorporation and by-laws do not purport to be complete and are qualified in their entirety by the full text of the articles of incorporation and by-laws, each as amended and restated and which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2020, at the annual meeting, the Company’s shareholders approved the amended and restated 2015 stock incentive plan (the “Plan”). The compensation committee of the Board will generally administer the Plan and has the authority to grant awards under the Plan, including setting the terms of the awards. Awards under the Plan may be granted in any one or a combination of the following forms: qualified and nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards. The terms of the Plan are generally consistent with the original 2015 stock incentive plan, but include the following material revisions:

•	an increase of the authorized shares under the Plan by 1,500,000 from 1,000,000 to 2,500,000;
•	an increase in the number of shares that may be granted under the Plan to a single individual, other than a non-employee director, from 200,000 to 250,000;
•	an increase of the number of shares that may be granted without compliance with minimum vesting requirement to 125,000, which is 5% of the new shares available under the Plan;
•	extension of the term of the Plan from April 23, 2025 to May 22, 2030; and
•	inclusion of a requirement that awards under the Plan include clawback provisions.

The Plan is further described under the heading “Proposal 4: Approval of Amended and Restated 2015 Stock Incentive Plan” in the 2020 Proxy Statement, which description is hereby incorporated. The foregoing description of the Plan is qualified in its entirety by reference to a copy of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item. 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in this Current Report on Form 8-K under Item 3.03 (Material Modifications to Rights of Security Holders) is incorporated by reference herein.

In addition to the amendments to Sections 3.3 (Classes) and 3.6 (Filling Vacancies), the Board approved additional amendments to the by-laws designed to bring certain of the by-laws provisions better in line with the current Louisiana Business Corporation Act (LBCA) and to make certain other minor changes, including updating section references, conforming defined terms and certain other non-substantive changes. The following are the notable changes made to the by-laws:

•	revise procedures for preparing and making available the list of shareholders of record to be more in line with the LBCA (Article II, Section 2.5);
•	clarify the treatment of abstentions and broker non-votes (Article II, Section 2.10);

•	revise adjournment procedures for shareholders meetings to be more in line with the LBCA (Article II, Section 2.11);
•	clarify the effect of a shareholder’s withdrawal from a shareholders meeting on quorum (Article II, Section 2.12);
•	clarify procedures for lack of quorum (Article II, Section 2.13);
•	add reference to Sections 4.7 (Withdrawal) and 4.8 (Action by Consent) to clarify that such provisions apply to meetings of the committees of the Board (Article V, Section 5.2); and
•	clarify the duties of the Chairman of the Board, Secretary, Assistant Secretary and Treasurer of the Company (Article VII, Sections 7.3, 7.6, 7.7 and 7.8).

The foregoing summaries of the amendments to the articles of incorporation and by-laws do not purport to be complete and are qualified in their entirety by the full text of the articles of incorporation and by-laws, each as amended and restated and which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

In light of the public health impact of the COVID-19 pandemic and to prioritize the health and well-being of meeting participants, the Company held its 2020 annual meeting of shareholders on May 22, 2020 virtually via a live audio webcast. At the annual meeting, the Company’s shareholders (1) elected Robert M. Averick to serve as a Class II director of the Company for a one-year term expiring at the 2021 annual meeting of shareholders; (2) approved an amendment to the articles of incorporation to declassify the Board; (3) approved, on an advisory basis, the compensation of the Company’s named executive officers; (4) approved the Plan (as defined and described in Item 5.02 above); and (5) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

Of the 15,290,417 shares of the Company’s common stock outstanding as of the record date, 11,482,593 shares were represented in person or by proxy at the annual meeting. The inspector of election reported the final vote of shareholders as follows:

Proposal No. 1:  Election of one Class II director nominee.

Name	For	Against	Abstain	Broker Non-Votes
Robert M Averick	8,675,866	417,033	16,767	2,372,927

Proposal No. 2:  Approval of an amendment to the Company’s amended and restated articles of incorporation to declassify the Board.

For	Against	Abstain	Broker Non-Votes
9,068,732	36,887	4,047	2,372,927

Proposal No. 3:  Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
6,951,720	2,146,508	11,438	2,372,927

Proposal No. 4:  Approval of the Company’s amended and restated 2015 stock incentive plan.

For	Against	Abstain	Broker Non-Votes
8,973,302	116,881	19,483	2,372,927

Proposal No. 5:  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain
10,956,990	523,950	1,653

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number    Exhibit Title

3.1Amended and Restated Articles of Incorporation of Gulf Island Fabrication, Inc.,

effective as of May 22, 2020.

3.2Amended and Restated By-laws of Gulf Island Fabrication, Inc.,

effective as of May 22, 2020.

10.1Amended and Restated Gulf Island Fabrication, Inc. 2015 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)
Dated:	May 22, 2020